                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                               FORM 8-K/A No. 1


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 12, 2000



                                  NESCO, INC.
                                  -----------
            (Exact name of Registrant as specified in its charter)



  Oklahoma                    000-24470                        73-1296420
  --------                    ---------                        ----------
(State or other            (Commission File                  (I.R.S. Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)

                           12331 East 60/th/ Street
                                Tulsa, Oklahoma
                                ---------------
                   (Address of principal executive offices)

                                     74146
                                     -----
                                  (Zip code)

                                (918) 250-2227
                                --------------
             (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

Hopkins Appraisal Services, Inc.


                                                                           Page
                                                                           ----

Independent Auditors' Report                                               F-1

Balance Sheet, December 31, 1999                                           F-2

Statement of Income and Retained Earnings, Year ended December 31, 1999    F-3

Statement of Cash Flows, Year ended December 31, 1999                      F-4

Notes to Financial Statements                                              F-5

(b) Interim Financial Statements (Unaudited). The following interim financial statements of Hopkins Appraisal Services, Inc. are hereby included as part of this report.

Balance Sheet, June 30, 2000                                               F-8

Statements of Income and Retained Earnings, six months
   Ended June 30, 2000 and 1999                                            F-9

Statements of Cash Flows, six months ended June 30, 2000 and 1999          F-10

Notes to Interim Financial Statements                                      F-11


(c) Pro Forma Financial Information. The following unaudited pro forma information has been included as required by the rules of the Securities and Exchange Commission and is provided for comparative purposes only. The unaudited pro forma information presented is based upon and should be read in conjunction with the respective historical financial statements and related notes thereto of each of the Registrant and Hopkins Appraisal Services, Inc. The pro forma information presented does not purport to represent the actual results which would have occurred if the acquisition of Hopkins Appraisal Services, Inc. had been consummated on the dates before the periods indicated, nor is it indicative of the operating results in any future period.


                                                          Page
                                                          ----

Introduction                                              P-1

Pro Forma Statement of
   Income - Unaudited, Year Ended December 31, 1999       P-2

Pro Forma Statement of
   Income - Unaudited, Six Months Ended June  30, 2000    P-3

Notes to Pro Forma Consolidated Financial
     Statements - Unaudited                               P-4


SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused his amendment to the report to be signed on its behalf by the duly authorized undersigned officer of the Registrant.

                                      NESCO, Inc.
                                      (Registrant)

Date:  August 22, 2000
                                      By: Larry G. Johnson
                                          ------------------------------
                                      Larry G. Johnson, Vice President
                                      & Secretary-Treasurer & Chief
                                      Financial Officer (Authorized Officer and
                                      Principal Financial Officer)

                         INDEPENDENT AUDITORS' REPORT



To the Stockholder of
Hopkins Appraisal Services, Inc.

We have audited the accompanying balance sheet of Hopkins Appraisal Services, Inc. as of December 31, 1999, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hopkins Appraisal Services, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


TULLIUS TAYLOR SARTAIN & SARTAIN LLP

Tulsa, Oklahoma
July 25, 2000

                       HOPKINS APPRAISAL SERVICES, INC.

                                 BALANCE SHEET

                               December 31, 1999

Assets
Current assets:
 Cash                                               $  17,332
 Accounts receivable, trade                           292,190
 Prepaid expenses                                      27,082
                                                    ---------
Total current assets                                  336,604
                                                    ---------
Property and equipment:
 Leasehold improvements                                26,929
 Equipment                                            200,205
 Furniture, fixtures and other                         82,860
                                                    ---------
                                                      309,994
Less accumulated depreciation and amortization       (158,193)
                                                    ---------
Property and equipment, net                           151,801
Other                                                   4,118
                                                    ---------
Total assets                                        $ 492,523
                                                    =========

Liabilities and Shareholder's Equity
Current liabilities:
 Bank overdraft                                     $  37,005
 Accounts payable                                      24,234
 Accrued liabilities                                   27,837
 Deferred revenue                                     152,890
 Line of credit                                        45,000
                                                    ---------
Total current liabilities                             286,966
                                                    ---------

Shareholder's equity:
 Common stock, par value $1, authorized
   30,000 shares, issued 1,000 shares                   1,000
 Retained earnings                                    204,557
                                                    ---------
Total shareholder's equity                            205,557
                                                    ---------
Total liabilities and shareholder's equity          $ 492,523
                                                    =========

   The accompanying notes are an integral part of the financial statements.

                       HOPKINS APPRAISAL SERVICES, INC.

                   STATEMENT OF INCOME AND RETAINED EARNINGS

                         Year ended December 31, 1999


Revenue                                             $3,834,073

Cost and expenses                                    1,686,647
Selling, general and administrative expenses         1,176,647
                                                    ----------
Income from operations                                 970,779
Other income, net                                        8,966
Repurchase of profits interest                        (175,000)
                                                    ----------
Net income                                             804,745
Distributions to shareholder                          (618,203)
Retained earnings, beginning of year                    18,015
                                                    ----------
Retained earnings, end of year                      $  204,557
                                                    ==========

   The accompanying notes are an integral part of the financial statements.

                       HOPKINS APPRAISAL SERVICES, INC.

                            STATEMENT OF CASH FLOWS

                         Year ended December 31, 1999


Cash Flows from Operating Activities
Net income                                         $ 804,745
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Depreciation and amortization                      55,746
   Changes in:
     Accounts receivable                            (108,131)
     Prepaid expenses                                 (9,132)
     Accounts payable                               (116,079)
     Accrued liabilities                             (24,541)
     Deferred revenue                                152,890
     Other                                            14,222
                                                   ---------
Net cash provided by operating activities            769,720

Cash Flows from Investing Activities
Purchases of property and equipment                 (131,035)

Cash Flows from Financing Activities
Principal payments on notes payable                   (9,331)
Distributions to shareholder                        (618,203)
                                                   ---------
Net cash used in financing activities               (627,534)
                                                   ---------
Increase in cash                                      11,151
Cash, beginning of year                                6,180
                                                   ---------
Cash, end of year                                  $  17,332
                                                   =========

   The accompanying notes are an integral part of the financial statements.

                       HOPKINS APPRAISAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999


Note 1- Summary of Significant Accounting Policies

Description of business

Hopkins Appraisal Services, Inc. (the "Company") is a comprehensive appraisal and consulting company serving the petroleum marketing industry. The company specializes in the appraisal of petroleum marketing properties including service stations, convenience stores, truckstops, car washes, fast lube facilities and combination petroleum marketing properties with quick service restaurants.

Appraisals are prepared by independent contractors who have access to the Company's significant data base of transactions involving petroleum marketing properties, and reviewed by company personnel before delivery.

Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided generally using accelerated methods over the estimated useful lives. Gains and losses on retirement of property and equipment are recognized in the period of retirement.

Revenue Recognition

The Company recognizes revenue upon completion and delivery of the appraisal report. Related appraisal contractor costs are recorded as revenues are recognized.

Income taxes

The Company is taxed as an S Corporation under the Internal Revenue Code and applicable state statutes. Under an S Corporation election, the Company's income flows through to the stockholders to be taxed at the individual level rather than the corporate level. Accordingly, the Company has no provision for income taxes.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of trade receivables. Concentrations of credit risk with respect to trade receivables are limited because a small number of credit worthy customers make up the Company's customer base, thus limiting the trade credit risk.

The Company had one customer in 1999 that accounted for 52% of revenue.

Advertising

Advertising is expensed as incurred. The Company paid $58,588 in advertising expenses in 1999.

Comprehensive income

The company had no other comprehensive income items in 1999.


Note 2 - Line of Credit

The Company has a line of credit due October 7, 2000. Interest is payable monthly at Wall Street Journal prime rate (8.5% at December 31, 1999). The Company's accounts receivable collateralize the line of credit.

Subsequent to year end, the maximum borrowings on the line of credit were increased to $250,000.


Note 3 - Rent

The Company leases office space and equipment. Rent expense is $42,000 in 1999. Rental commitments are not material.


Note 4 - Retirement Plan

Hopkins maintains a SIMPLE retirement savings plan for the benefit of its employees. Hopkins contributes up to 3% of employees' annual wages not to exceed employees' salary reduction contributions. During 1999, Hopkins paid $14,071 in matching contributions.

Note 5 - Repurchase of Profit Interest

When the Company was formed, it borrowed $20,000 with the stipulation that the borrowing would be repaid, and the Company would also pay the lender 2% of net income annually. The principal was repaid prior to 1999. The Company repurchased the 2% profit interest for $175,000 in 1999.


Note 6 - Subsequent Events

On June 12, 2000, the Company was acquired by NESCO, Inc.

                       HOPKINS APPRAISAL SERVICES, INC.

                                 BALANCE SHEET

                                 June 30, 2000
                                  (UNAUDITED)

Assets
Current assets:
 Cash                                       $ 27,767
 Accounts receivable, trade                  580,771
                                            --------
Total current assets                         608,538
Property and equipment, net                  138,465
Other                                          3,368
                                            --------
Total assets                                $750,371
                                            ========

Liabilities and Shareholder's Equity
Current liabilities:
 Accounts payable                             46,646
 Accrued liabilities                          14,554
 Deferred revenue                             55,835
 Line of credit                              286,497
                                            --------
Total current liabilities                    403,532

Shareholder's equity:
 Common stock, par value $1, authorized
   30,000 shares, issued 1,000 shares          1,000
 Retained earnings                           345,839
                                            --------
Total shareholder's equity                   346,839
                                            --------
Total liabilities and shareholder's equity  $750,371
                                            ========

   The accompanying notes are an integral part of the financial statements.

                       HOPKINS APPRAISAL SERVICES, INC.

                  STATEMENTS OF INCOME AND RETAINED EARNINGS

                    Six months ended June 30, 2000 and 1999
                                  (UNAUDITED)


                                                    2000               1999
                                                -----------------------------

Revenue                                         $1,722,982          $1,750,127

Cost and expenses                                  835,162             779,771
Selling, general and administrative expenses       628,261             794,269
                                                ------------------------------
Income from operations                             259,559             176,087
Other income (expense), net                         (3,644)              1,115
                                                ------------------------------
Net income                                         255,915             177,202
Distributions to shareholder                      (114,633)           (602,889)
Retained earnings, beginning of period             204,557              18,015
                                                ------------------------------
Retained earnings, end of period                $  345,839          $ (407,672)
                                                ==============================

   The accompanying notes are an integral part of the financial statements.

                       HOPKINS APPRAISAL SERVICES, INC.

                           STATEMENTS OF CASH FLOWS

                    Six months ended June 30, 2000 and 1999
                                  (UNAUDITED)


                                                                      2000                 1999
                                                          ------------------------------------------

Cash Flows from Operating Activities
Net income                                                            $ 255,915           $  177,203
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Depreciation and amortization                                         34,803               22,648
   Changes in:
     Accounts receivable                                               (288,581)            (480,591)
     Prepaid expenses                                                    27,082               17,950
     Accounts payable                                                   (14,594)             (53,285)
     Accrued liabilities                                                (13,283)             (45,817)
     Deferred revenue                                                   (97,055)           1,135,778
     Line of credit                                                     241,497              (47,164)
   Other                                                                    750               10,190
                                                          ------------------------------------------

Net cash provided by operating activities                               146,534              736,912

Cash Flows from Investing Activities
Purchases of property and equipment                                     (21,466)             (56,213)

Cash Flows from Financing Activities
Distributions to shareholder                                           (114,633)            (602,889)
                                                          ------------------------------------------

Increase in cash                                                         10,435               77,810
Cash, beginning of period                                                17,332                6,180
                                                          ------------------------------------------

Cash, end of period                                                   $  27,767           $   83,990
                                                          ==========================================

   The accompanying notes are an integral part of the financial statements.

                       HOPKINS APPRAISAL SERVICES, INC.

                NOTES TO INTERIM CONDENSED FINANCIAL STATEMENTS

                            June 30, 2000 and 1999
                                  (UNAUDITED)

Note 1 - Summary of Significant Accounting Policies

Description of business

Hopkins Appraisal Services, Inc. (the "Company") is a comprehensive appraisal and consulting company serving the petroleum marketing industry. The company specializes in the appraisal of petroleum marketing properties including service stations, convenience stores, truckstops, car washes, fast lube facilities and combination petroleum marketing properties with quick service restaurants.

Appraisals are prepared by independent contractors who have access to the Company's significant data base of transactions involving petroleum marketing properties, and reviewed by company personnel before delivery.

Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided generally using accelerated methods over the estimated useful lives. Gains and losses on retirement of property and equipment are recognized in the period of retirement.

Revenue Recognition

The Company recognizes revenue upon completion and delivery of the appraisal report. Related appraisal contractor costs are recorded as revenues are recognized.

Income taxes

The Company is taxed as an S Corporation under the Internal Revenue Code and applicable state statutes. Under an S Corporation election, the Company's income flows through to the stockholders to be taxed at the individual level rather than the corporate level. Accordingly, the Company has no provision for income taxes.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of trade receivables. Concentrations of credit risk with respect to trade receivables are limited because a small number of credit worthy customers make up the Company's customer base, thus limiting the trade credit risk.

The Company had one customer in 1999 that accounted for 52% of revenue.

Comprehensive income

The company had no other comprehensive income items for the six month periods ended June 30, 2000 or 1999.

                       UNAUDITED PRO-FORMA CONSOLIDATED
                             FINANCIAL INFORMATION

                                  NESCO, Inc.
                                      and
                        Hopkins Appraisal Services, Inc.


The following unaudited consolidated pro forma statements of income for the year ended December 31, 1999 and the six months ended June 30, 2000, give effect to the acquisition of the operating assets and liabilities of Hopkins Appraisal Services, Inc. ("Hopkins") by NESCO, Inc. ("NESCO").

The acquisition of Hopkins has been accounted for as a purchase under generally accepted accounting principles. As a result, the Company has allocated the total cost of the acquisition to the acquired assets and assumed liabilities, based on their fair values and will include the results of operations of Hopkins in NESCO's consolidated financial statements from the effective date.

The pro forma consolidated financial statements do not purport to be indicative of the results that would actually have been obtained if the combination had been in effect on the dates indicated, or that may be obtained in the future. The pro forma calculations presented are for comparative purposes only. The consolidated pro-forma statements are based upon the financial statements of NESCO and Hopkins and should be read in conjunction with those financial statements and related notes.

                                  NESCO, INC.

                    PRO FORMA CONDENSED STATEMENT OF INCOME

                               December 31, 1999
                                 (In thousands)
                                  (UNAUDITED)

                                 Historical             Historical                Pro forma                Pro forma
                                   NESCO                  Hopkins                Adjustments              As adjusted
                         ------------------------------------------------------------------------------------------------
Revenues                          $29,567                 $3,834                  $    -                   $33,401

Cost and expenses                  18,826                  1,687                       -                    20,513
Selling, general and
 administrative expenses            6,822                  1,176                     150 (1)                 8,148
                         ------------------------------------------------------------------------------------------------


Income from operations              3,919                    971                    (150)                    4,740

Interest                             (677)                     -                    (240) (2)                 (917)
Other, net                            240                   (166)                      -                        74
                         ------------------------------------------------------------------------------------------------


Income before
 income taxes                       3,482                    805                    (390)                    3,897
Provision for
 income taxes                       1,318                      -                     158 (3)                 1,476
                         ------------------------------------------------------------------------------------------------


Net income                        $ 2,164                 $  805                  $ (548)                  $ 2,421
                         ================================================================================================


Basic net income
 per share                        $  0.24                                                                  $  0.26
                         =======================                                                  =======================


Diluted net income
 per share                        $  0.23                                                                  $  0.26
                         =======================                                                  =======================

   The accompanying notes are an integral part of the financial statements.

                                  NESCO, INC.

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                        Six months ended June 30, 2000
                                (In thousands)
                                  (Unaudited)

                                 Historical             Historical                Pro forma                Pro forma
                                   NESCO                  Hopkins                Adjustments              As adjusted
                         ------------------------------------------------------------------------------------------------
Revenues                           $18,972                 $1,723                  $(423)(4)                $20,272

Cost and expenses                   11,254                    835                   (170)(4)                 11,919
Selling, general and
 administrative expenses             3,658                    576                     75 (1)
                                                                                    (140)(4)                  4,169
                         ------------------------------------------------------------------------------------------------

Income from operations               4,060                    312                   (188)                     4,184

Interest                              (705)                     -                   (120)(2)
                                                                                      10 (4)                   (815)
Other, net                              85                    (56)                                               29
                         ------------------------------------------------------------------------------------------------

Income before
 income taxes                        3,440                    256                   (298)                     3,398
Provision for
 income taxes                        1,322                      -                     23 (3)
                                                                                     (35)(4)                  1,310
                         ------------------------------------------------------------------------------------------------


Net income                         $ 2,118                 $  256                  $(286)                   $ 2,088
                         ================================================================================================


Basic net income
 per share                         $  0.23                                                                  $  0.23
                         =======================                                                  =======================


Diluted net income
 per share                         $  0.22                                                                  $  0.22
                         =======================                                                  =======================

   The accompanying notes are an intergral part of the financial statements.

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                                  (UNAUDITED)


Note 1 -- Basis of Presentation

The pro forma combined condensed consolidated financial statements reflect NESCO's acquisition of 100% of the common stock of Hopkins Appraisal Services, Inc. The pro forma combined condensed consolidated financial statements give effect to the acquisition as if the acquisition occurred as of the beginning of the periods presented.


Note 2 -- Pro forma Adjustments

The accompanying pro forma condensed consolidated statements of income reflect the following adjustments:

  1)  To amortize the purchase price allocated to goodwill over 20 years.

  2)  To reflect interest expense on the debt used to fund the acquisition.

  3) Income taxes imputed at NESCO's effective tax rate. Hopkins is an S-Corporation for which taxable income is reported by the owners on their individual tax returns. The pro forma tax adjustment reflects income taxes on Hopkins' pro forma income at NESCO's effective tax rate.

  4) Hopkins operations are included in NESCO's historical financial information for the period June 12 to 30, and are also included in Hopkins historical operations. Their pro forma adjustment eliminates the duplication.